NEWS RELEASE

WRIT

Washington Real Estate Investment Trust

CONTACT:	6110 Executive Boulevard	Listed: NYSE
Marie Donohue	Suite 800	Trading Symbol: WRE
Executive Assistant	Rockville, MD 20852	Newspaper Quote: WRIT
Direct Dial: 301-255-0802	Tel 301-984-9400	www.writ.com
E-Mail: mdonohue@writ.com	Fax 301-984-9610

FOR IMMEDIATE RELEASE		February 20, 2003
Page 1 of 6

WASHINGTON REAL ESTATE INVESTMENT TRUST ANNOUNCES 2002 FUNDS FROM OPERATIONS OF $77.2 MILLION, FFO PER SHARE UP 1%

Washington Real Estate Investment Trust (WRIT) reported today that Funds From Operations (FFO) increased to $77,209,000 in 2002 from $74,255,000 in 2001. The following are reported amounts on a per share basis:

	2002	2001
Funds from Operations (“FFO”) Per Share	$1.97	$1.96
Funds Available for Distribution (“FAD”) Per Share	$1.61	$1.71
Net Income Per Share	$1.32	$1.38

Fourth quarter FFO totaled $19,946,000 in 2002, compared to $19,447,000 in fourth quarter 2001. On a per share basis, WRIT’s FFO increased 2% over fourth quarter 2001.

	4Q02	4Q01
Funds from Operations (“FFO”) Per Share	$0.51	$0.50
Funds Available for Distribution (“FAD”) Per Share	$0.40	$0.44
Net Income Per Share	$0.31	$0.32

(Details regarding the above amounts are contained in the following pages. All amounts are fully diluted per share.)

Edmund B. Cronin, Jr., Chairman, President and CEO, stated, “We are proud to announce our 30th consecutive year of increased FFO per share. In this economy, our geographic focus, diversified real estate portfolio and conservative balance sheet are serving us well. Our office and industrial properties have been more adversely affected by the soft economy while the apartment and retail portfolios are performing well. Furthermore WRIT’s dividend remains secure.”

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 60 properties consisting of 11 retail centers, 24 office properties, 16 industrial and 9 multifamily properties.

WRIT’s dividends have increased every year for 32 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Note: WRIT’s press releases and supplemental financial information are available on the company website at www.writ.com or by contacting Investor Relations at 301-984-9400.

Certain statements in this press release and the supplemental disclosures attached hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather, conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE

Page 2 of 6	February 20, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING RESULTS	2002	2001	2002	2001
Real estate rental revenue	$39,027	$37,755	$152,929	$147,283
Real estate expenses	(11,124)	(10,257)	(43,905)	(41,733)

	27,903	27,498	109,024	105,550
Real estate depreciation and amortization	(7,894)	(7,017)	(29,200)	(26,640)

Income from real estate	20,009	20,481	79,824	78,910
Other income	127	435	680	1,686
Interest expense	(7,010)	(6,893)	(27,849)	(27,071)
General and administrative	(1,074)	(1,559)	(4,575)	(6,100)

Income from continuing operations	12,052	12,464	48,080	47,425
Discontinued operations:
Income (loss) from operations of property disposed	—	(58)	(82)	632
Gain on property disposed	—	—	3,838	—

Income before gain on sale of real estate investment	12,052	12,406	51,836	48,057
Gain on sale of real estate investment	—	—	—	4,296

Net Income	12,052	12,406	51,836	52,353

Real estate depreciation and amortization	7,894	7,017	29,200	26,640
Gain on sale of real estate investment	—	—	—	(4,296)
Divestiture sharing distribution	—	—	—	(537)
Discontinued operations:
Gain on property disposed	—	—	(3,838)	—
Real estate depreciation and amortization	—	24	11	95

Funds From Operations	19,946	19,447	77,209	74,255

Accretive:
Tenant Improvements	(1,267)	(578)	(4,656)	(3,186)
Leasing Commissions Capitalized	(496)	(306)	(1,418)	(1,001)
Non-Accretive:
Recurring Capital Improvements	(2,475)	(1,463)	(8,068)	(5,307)
Straight Line Rents, Net of Reserve	(484)	(550)	(1,848)	(2,352)
Non Real Estate Depreciation & Amortization	501	449	1,995	1,789
Divestiture Sharing Distribution	—	—	—	537

Funds Available for Distribution	15,725	16,999	63,214	64,735

Accretive:
Major Renovations and Expansions	(1,383)	(1,213)	(8,985)	(1,705)
Acquisition-Related Capital Improvements	(187)	(1,547)	(1,360)	(3,528)

Net Funds Available for Distribution	$14,155	$14,239	$52,869	$59,502

FOR IMMEDIATE RELEASE

Page 3 of 6	February 20, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

(In thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
		2002	2001	2002	2001
Per Share Data
Income from continuing operations	(Basic)	$0.31	$0.32	$1.23	$1.26
	(Diluted)	$0.31	$0.32	$1.22	$1.25
Income (loss) from operations of properties disposed	(Basic)	$0.00	$0.00	$0.00	$0.02
	(Diluted)	$0.00	$0.00	$0.00	$0.02
Gain on property disposed	(Basic)	$0.00	$0.00	$0.10	$0.00
	(Diluted)	$0.00	$0.00	$0.10	$0.00
Gain on sale of real estate investment	(Basic)	$0.00	$0.00	$0.00	$0.11
	(Diluted)	$0.00	$0.00	$0.00	$0.11
Net Income	(Basic)	$0.31	$0.32	$1.33	$1.39
	(Diluted)	$0.31	$0.32	$1.32	$1.38
Funds From Operations	(Basic)	$0.51	$0.50	$1.98	$1.97
	(Diluted)	$0.51	$0.50	$1.97	$1.96
Funds Available for Distribution	(Basic)	$0.40	$0.44	$1.62	$1.72
	(Diluted)	$0.40	$0.44	$1.61	$1.71
Net Funds Available for Distribution	(Basic)	$0.36	$0.37	$1.35	$1.58
	(Diluted)	$0.36	$0.36	$1.35	$1.57
Dividends paid		$0.3525	$0.3325	$1.3900	$1.3100
Weighted average shares outstanding		39,150,598	38,748,217	39,060,598	37,673,693
Fully diluted weighted average shares outstanding		39,328,198	39,056,824	39,281,248	37,950,613

Washington Real Estate Investment Trust

FOR IMMEDIATE RELEASE

Page 4 of 6	February 20, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2002	December 31, 2001
Assets
Land	$169,045	$151,782
Building	684,657	622,804

Total real estate, at cost	853,702	774,586
Accumulated depreciation	(146,912)	(122,625)

Total investment in real estate, net	706,790	651,961
Cash and cash equivalents	13,076	26,441
Rents and other receivables, net of allowance for doubtful accounts of $2,188 and $1,993, respectively	14,072	10,523
Prepaid expenses and other assets	22,059	19,010

Total Assets	$755,997	$707,935

Liabilities
Accounts payable and other liabilities	$14,661	$13,239
Advance rents	4,409	3,604
Tenant security deposits	6,495	6,148
Mortgage notes payable	86,951	94,726
Line of credit payable	50,750	—
Notes payable	265,000	265,000

Total Liabilities	428,266	382,717

Minority interest	1,554	1,611

Shareholders’ Equity
Shares of beneficial interest, $.01 par value; 100,000
shares authorized: 39,168 and 38,829 shares issued
and outstanding, respectively	392	388
Additional paid-in capital	328,797	323,257
Retained earnings (deficit)	(2,554)	(38)
Less: Deferred compensation on restricted shares	(458)	—

Total Shareholders’ Equity	326,177	323,607

Total Liabilities and Shareholders’ Equity	$755,997	$707,935

Debt Information as of 12/31/02
Debt to total Market Capitalization	28.7%
For the Quarter ended 12/31/02
Earnings to Fixed Charges (1)	2.70
Debt Service Coverage Ratio (2)	3.73

(1)	Earnings to Fixed Charges is computed by dividing income before (a) gain on sale of real estate; (b) interest expense, including amortization; and (c) capitalized interest by the sum of interest expense, capitalized interest and amortized debt costs.
(2)	Debt Service Coverage Ratio is computed by dividing income before (a) gain on sale of real estate; (b) interest income; (c) interest expense; and (d) depreciation and amortization by the sum of interest expense, including interest costs capitalized, and the amortized costs of debt issuance plus mortgage principal amoritzation.

Washington Real Estate Investment Trust

FOR IMMEDIATE RELEASE

Core Portfolio & Overall Occupancy Levels by Sector

	Core Portfolio		All Properties
	4th QTR	4th QTR	4th QTR	4th QTR
Sector	2002	2001	2002	2001
Multifamily	91.2%	93.3%	91.2%	93.3%
Office Buildings	87.3%	96.4%	87.9%	96.4%
Retail Centers	95.5%	96.3%	95.6%	96.3%
Industrial/Flex Centers	89.7%	98.8%	91.0%	96.0%

Overall Portfolio	89.4%	96.0%	90.1%	95.7%

2002 Acquisition Summary

	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	December 31, 2002 Leased Percentage	Investment
1620 Wilson Boulevard	01/25/2002	5,364	5,364	100%	100%	$2,250,000
Centre at Hagerstown	06/21/2002	326,846	320,309	98%	96%	41,700,000
The Atrium Building	07/23/2002	81,390	37,600	46%	100%	14,200,000

						$58,150,000

Subsequent Event

On January 24, 2003, WRIT acquired Fullerton Industrial Center, a three building industrial property in Springfield, VA for $10.6 million, including the assumption of a $6.6 million existing mortgage bearing interest at 6.77%. Fullerton Industrial Center contains 137,405 rentable square feet and is 100% leased to 16 tenants.

Washington Real Estate Investment Trust

FOR IMMEDIATE RELEASE

Conference Call Information

WRIT will conduct a Conference/Webcast Call to discuss 4th Quarter Earnings on Friday, February 21, 2003 at 11:00 AM, Eastern Standard Time. Conference call access information is as follows:

USA Toll Free Number:	888-552-9191
International Toll Number:	630-395-0034

Pass Code:	Washington REIT
Leader:	Sara Grootwassink

The instant replay of the Conference Call will be available for one week, commencing one hour after the Conference Call and concluding on February 28, 2003 at 5:00 PM Eastern Standard Time. Instant Replay access information is as follows:

USA Toll Free Number:	800-947-6436
International Toll Number:	402-220-3494

The live on-demand webcast of the Conference Call will also be available on WRIT’s website at www.writ.com. The on-line playback of the webcast will be available at www.writ.com for 30 days following the Conference Call.